                                                                    EXHIBIT 10.2


                       FIRST AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------


     This FIRST AMENDMENT TO LOAN DOCUMENTS (this "Agreement") is entered into
                                                   ---------
as of May 22, 1998, by and among BANCTEC USA, INC., a Delaware corporation (the "Existing Borrower"), BANCTEC, INC., a Delaware corporation ("New Borrower"),
 -----------------                                            ------------
BANCTEC (EXPORT), INC., a Virgin Islands corporation, BANCTEC (MANAGEMENT), INC., a Delaware corporation, BANCTEC THIRD PARTY MAINTENANCE, INC., a Texas corporation, RECOGNITION JAPAN, INC., a Delaware corporation (collectively, the
"Guarantors")      banks listed on the signature pages of this Agreement
 ----------
(collectively, the "Banks"), CHASE BANK OF TEXAS, N.A., a national banking
                    -----
association (f/k/a Texas Commerce Bank National Association), individually and as agent (the "Agent") for the Banks.
               -----

                               R E C I T A L S :
                               ----------------

     WHEREAS, pursuant to that certain Credit Agreement (the "Credit Agreement")
                                                              ----------------
dated as of February 22, 1996, executed by and among the Existing Borrower (as Borrower), the New Borrower (as a Guarantor), the Banks, the Guarantors and the Agent, the Banks agreed to make the Loans to the Existing Borrower on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement, as amended); and

     WHEREAS, concurrently with the execution of this Agreement, New Borrower is issuing Senior Notes (the "Offering") in the aggregate amount of $150,000,000;
                           --------
and

     WHEREAS, a portion of the proceeds of the Offering is to be used to retire the indebtedness evidenced by the Term Loan; and

     WHEREAS, the Existing Borrower and the New Borrower have requested that (i) the New Borrower be substituted as the "Borrower" under and as defined in the Credit Agreement and (ii) that the Guarantors be relieved of their liability under the "Guaranty" under and as defined in the Credit Agreement; and

     WHEREAS, subject to the terms and conditions contained herein, Agent and the Banks have agreed to such requests.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Existing Borrower, New Borrower, the Agent, and the Banks hereby agree as follows:

                               A G R E E M E N T:
                               -----------------

     1.   Amendment to Definitions.  The following definitions are hereby
          ------------------------
amended in their entirety to read as follows:

     "BORROWER" means BancTec, Inc., a Delaware corporation.
      --------

     "INTEREST RATE ADJUSTMENT FACTOR" means the following:
      -------------------------------

          Debt to Capitalization Ratio           Interest Rate Adjustment Factor
          ----------------------------           -------------------------------

                Less than .25  to 1.0                  .400%
        From .25 to 1.0 to .35 to 1.0                  .500%
       Above .35 to 1.0 to .45 to 1.0                  .625%
                     Above .45 to 1.0                  .875%

     "LOAN" and "LOANS" means the Revolving Credit Loan, including the
      ----       -----
Commitments.

     "LOAN DOCUMENTS" means the Credit Agreement, this Agreement, the Notes, and
      --------------
any and all other agreements or instruments now or hereafter executed and delivered by Borrower or any other Person in connection with guaranteeing, securing or otherwise supporting payment or performance of, the Credit Agreement, this Agreement, any Note, as they may be supplemented, amended or otherwise modified from time to time.

     "NOTES" means, collectively, the Revolving Credit Notes.
      -----

     "OBLIGATED PARTY" means Borrower.
      ---------------

     "PRO RATA" means as to any Bank, such Bank's ratable share of the Revolving
      --------
Credit Maximum Commitment expressed by the percentage set forth in the Commitment Percentage column next to such Bank's name on Schedule 1 to this Agreement.

     "TERMINATION DATE" means  the earlier of (i) December 31, 2000, (ii) the
      ----------------
date on which the Revolving Credit Commitment of each Bank is terminated by notice from Borrower to Agent pursuant to Section 2.6, or (iii) the date on which the Revolving Credit Loan is terminated or accelerated pursuant to Article X.

     2.   Deletion of Definitions.  The following definitions are hereby deleted
          -----------------------
from the Credit Agreement:

          A.  "Applicable Term Rate";
          B.  "Guarantors";
          C.  "Guaranty";
          D.  "Parent";
          E.  "Term Commitment";

          F.  "Term Loan";
          G.  "Term Loan Commitment"; and
          H.  "Term Notes".

     3.   Amendment to Section 2.1.  Section 2.1 of the Credit Agreement is
          ------------------------
hereby amended in its entirety to read as follows:

     Section 2.1.  Revolving Credit Loan.
                   ---------------------

          (a)  Commitment.  From the Closing Date through the Termination Date,
               ----------
     upon the terms and conditions and in reliance upon the representations and warranties hereinafter set forth, each Bank, severally and not jointly (except as provided in Section 11.7), agrees to make one or more Advances under the Revolving Credit Loan to Borrower from time to time in an aggregate principal amount at any time outstanding not to exceed its Revolving Credit Commitment. The "Revolving Credit Commitment" of each Bank equals its Pro Rata share of $70,000,000 (or, as to portions thereof which are Alternate Currency Loans, the Dollar Equivalent thereof), subject to any reductions under Section 2.6 or increases thereof as provided in
     Section 2.1 (b) below (herein called the "Revolving Credit Maximum Commitment"). Subject to the foregoing limitations and other terms and provisions of this Agreement, Borrower may borrow, repay, prepay and reborrow hereunder.

          (b)  Increase in Aggregate Commitment.  So long as no Default or Event
               --------------------------------
     of Default shall have occurred and be continuing, Borrower shall have the right from time to time, with the prior written consent of Agent, to increase the Revolving Credit Maximum Commitment; provided, that in no event shall the Revolving Credit Maximum Commitment be increased to an amount greater than $75,000,000; provided, further, that:

               (i) Any increase in the Revolving Credit Maximum Commitment which is accomplished by increasing the Commitment of any Bank(s) that are at the time of such increase party to this Agreement (which Bank(s) shall consent to such increase in their sole and absolute discretion) shall be subject to the following terms: (i) this Agreement will be deemed to have been amended by Borrower, the Agent and those Bank(s) whose Commitment(s) is or are being increased to reflect the revised Commitment of each such Bank(s) upon the execution of an agreement among them in the form as attached hereto as

     Exhibit B, (ii) Agent will deliver an updated schedule to Borrower and each
     ---------
     of the Banks reflecting the revised Commitment and Pro Rata percentage of each of the Banks, (iii) the Advances under the Revolving Credit Loan and Pro Rata percentages will be reallocated on the effective date of such increase among the Banks in accordance with their revised Commitments, and
     (iv) Borrower will deliver new Revolving Credit Note(s) to the Bank(s) whose Commitment(s) is or are being increased reflecting the revised Commitment of such Bank(s).

               (ii) Any increase in the Revolving Credit Maximum Commitment which is accomplished by addition of a new Bank under this Agreement shall be subject to the following terms: (i) the addition of such new Bank shall be subject to the provisions of Section 12.11(c) as if such increase were being sold to such new Bank by an existing Bank,

     (ii) the addition of such new Bank shall be subject to the prior written consent of Agent, (iii) this Agreement will be deemed to have been amended by Borrower, the Agent and such new Bank to reflect the addition of such party as a Bank hereunder upon the execution of an agreement among them in the form as attached hereto as Exhibit B, (iv) Agent will deliver an
                                    ---------
     updated schedule to Borrower and each of the Banks reflecting the revised Commitment and Pro Rata percentages of each of the Banks, (v) the outstanding Advances under the Revolving Credit Loan and Pro Rata percentages will be reallocated on the effective date of such increase among the Banks in accordance with their revised Commitments, and (vi) Borrower will deliver a Revolving Credit Note to such new Bank in the amount of such increase.

     4.   Deletion of Term Loan. Article III of the Credit Agreement is hereby
          ---------------------
deleted in its entirety.

     5.   Deletion of Guaranty.  Section 6.2 of the Credit Agreement is hereby
          --------------------
deleted in its entirety. Each Guarantor acknowledges, by its execution hereof, that its respective Guaranty is being released concurrently with the execution hereof by the Banks.

     6.   Limitation on Subsidiary Borrowings.  Section 9.15 of the Credit
          -----------------------------------
Agreement is hereby amended in its entirety to read as follows:

     Section 9.15.  Limitation on Subsidiary Borrowings.  The Subsidiaries of
                    -----------------------------------
Borrower taken as a whole will not incur, create, assume, have outstanding, guarantee or otherwise be or become directly or indirectly liable with respect to any Borrowings in excess of (in the aggregate at any time outstanding) the greater of (i) fifteen percent (15%) of Consolidated Net Tangible Assets of Borrower or (ii) $40,000,000. As used herein, "Consolidated Net Tangible Assets" means as of any particular time, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities, except for (a) notes and loans payable,
(b) current maturities of long-term Debt and (c) current maturities of Capital Lease Obligations and (ii) intangible assets, to the extent included in such aggregate amount of assets, all as set forth on the most recent consolidated balance sheet of the Borrower and its consolidated subsidiaries and computed in accordance with GAAP. "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease or other Debt arrangements prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     7.   Banks; Notes. In connection with this Agreement, The First National
          ------------
Bank of Chicago and Bank of Montreal have requested that they be relieved of their Commitments under the Credit Agreement (the "Withdrawing Banks") and the
                                                  ------------------
remaining Banks (referred to herein as the "Banks") are willing to assume such Withdrawing Bank's Commitment. Accordingly, the Withdrawing Banks shall (i) be released from their Commitments under the Credit Agreement and this Agreement and (ii) be repaid in full, in each instance upon the effectiveness of this Agreement. From and after the date hereof, the Banks' respective Commitments under the Loan are reflected on the Schedule 1
                                    ----------
attached hereto and incorporated herein by this reference for all purposes. To evidence the substitution of the New Borrower for the Existing Borrower, New Borrower hereby assumes all of Existing Borrower's obligations under the Notes, and acknowledges that outstanding amounts under the Credit Agreement on the date hereof shall be considered advances under the New Notes (as hereinafter defined). In addition, New Borrower shall execute a Revolving Credit Note to each of the Banks in the form attached hereto as Exhibit A (the "New Notes") (in
                                                 ---------       ---------
the original principal amount of such Bank's Revolving Credit Commitment, as indicated on the Schedule 1 attached hereto).
                 ----------

       8. Amendment to Loan Documents. For purposes of this Loan, any references
          ---------------------------
to "Parent" in any of the Loan Documents shall now be a reference to "Borrower."

     9.   Amendment Fee.  In consideration of the agreement by the Banks to make
          -------------
the changes evidenced hereby, on or before the date hereof, the Borrower shall pay to Agent, for the benefit of the Banks, an amendment fee in the amount of one-tenth of one percent (0.10%) of the amount of the Revolving Credit Maximum Commitment, such amount to be shared ratably by the Banks (other than the Withdrawing Banks).

     10.  Certificates.  This Agreement shall be effective as of the date first
          ------------
above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          (i) A certificate of the Secretary or Assistant Secretary of the Borrower certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Borrower since the same were furnished to the Agent in connection with the execution of the Credit Agreement, and (ii) as to the name and title of the officers of the Borrower and the authority of such officers to execute this Agreement.

          (ii) The Officer's Certificate of Borrower for the quarter ended March 31, 1998.

          (iii) An opinion of counsel to Borrower as to the authority and existence of the Borrower, to the enforceability of the Loan Documents, as amended hereby, and such other matters as Agent shall require.

     11.  Effectiveness of Documents.  Except as expressly modified hereby, all
          --------------------------
terms, provisions, representations, warranties, covenants and agreements of the Borrower related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Borrower, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     12.  No Claims or Defenses.  The Borrower, by the execution of this
          ---------------------
Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     13.  Payment of Expenses.  Borrower agrees to pay to Agent, upon demand,
          -------------------
the reasonable attorneys' fees and expenses of Agent's counsel and other reasonable expenses incurred by Agent in connection with this Agreement.

     14.  Condition Precedent to Amendment.  The consummation of the Offering
          --------------------------------
and the use of a portion of the proceeds thereof to repay the Term Loan is a condition precedent to the execution of this Agreement and the other agreements, releases and covenants contained herein (including, without limitation, the release of the Existing Borrower, the Guarantors and the Withdrawing Banks).

     15.  Authority.   The Borrower represents and warrants that all requisite
          ---------
corporate action necessary for it to enter into this Agreement has been taken.

     16.  Binding Agreement.  This Agreement shall be binding upon, and shall
          -----------------
inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     17.  ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS
          ----------------
REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     18.  CHOICE OF LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
          -------------
THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     19.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.


                       [SEE SIGNATURES ON ATTACHED PAGES]

     EXECUTED as of the date first above written.


                              EXISTING BORROWER:
                              -----------------

                              BANCTEC USA, INC., a Delaware corporation


                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer

                              NEW BORROWER:
                              ------------

                              BANCTEC, INC., a Delaware corporation

                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer


                              GUARANTORS:
                              ----------

                              BANCTEC (EXPORT), INC., a Virgin Islands corporation

                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer


                              BANCTEC (MANAGEMENT), INC., a Delaware corporation


                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer

                              BANCTEC THIRD PARTY MAINTENANCE,
                              INC., a Texas corporation


                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer


                              RECOGNITION JAPAN, INC., a Delaware
                              corporation


                              By: /s/ Raghavan Rajaji
                              Name:   Raghavan Rajaji
                              Title: Senior Vice President and Chief Financial
                                     Officer

                              AGENT:
                              -----

                              CHASE BANK OF TEXAS, N.A.,
                              a national banking association (f/k/a Texas
                              Commerce Bank National Association)


                              By: /s/ John P. Dean
                              Name:   John P. Dean
                              Title: Senior Vice President


                              BANKS:
                              -----

                              CHASE BANK OF TEXAS, N.A.,
                              a national banking association (f/k/a Texas
                              Commerce Bank National Association)


                              By: /s/ John P. Dean
                              Name:   John P. Dean
                              Title: Senior Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ Cory M. Olson
                              Name:   Cory M. Olson
                              Title: First Vice President

                              WELLS FARGO BANK (TEXAS), N.A.,
                              a national banking association (f/k/a First
                              Interstate Bank of Texas, N.A.)


                              By: /s/ Carol Polasky
                              Name:   Carol Polasky
                              Title: Vice President

                              ABN AMRO BANK N.V.


                              By: /s/ Eric R. Hollingsworth
                              Name:   Eric R. Hollingsworth
                              Title: Assistant Vice President


                              By: /s/ Diego Puiggari
                              Name:   Diego Puiggair
                              Title: Vice President

                              NATIONSBANK, N.A., a national
                              banking association (successor by merger to
NationsBank of Texas, N.A.)


                              By: /s/ Sharon Ellis
                              Name:   Sharon Ellis
                              Title:

                              BANK OF MONTREAL


                              By: /s/ Leon H. Sinclair
                              Name:   Leon H. Sinclair
                              Title: Director

                                   SCHEDULE 1
                                   ----------


==============================================================================
BANK                                  COMMITMENT AMOUNT  COMMITMENT PERCENTAGE
------------------------------------------------------------------------------
Chase Bank of Texas, N.A.                $25,000,000.00            35.7%
------------------------------------------------------------------------------
The First National Bank of Chicago       $         0.00              0%
------------------------------------------------------------------------------
Wells Fargo Bank (Texas), N.A.           $10,000,000.00            14.3%
------------------------------------------------------------------------------
ABN AMRO Bank, N.V.                      $10,000,000.00            14.3%
------------------------------------------------------------------------------
NationsBank, N.A.                        $25,000,000.00            35.7%
------------------------------------------------------------------------------
Bank of Montreal                         $         0.00              0%
==============================================================================
TOTAL                                    $70,000,000.00             100%
==============================================================================

                                  EXHIBIT "A"
                                  -----------

                             REVOLVING CREDIT NOTE

$______________                 Dallas, Texas                       May __, 1998

     FOR VALUE RECEIVED, the undersigned, BANCTEC, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of ______________________ (the
  --------
"Bank"), at the account of its agent Chase Bank of Texas, N.A., a national
 ----
banking association (f/k/a Texas Commerce Bank National Association)  ("Agent"),
                                                                        -----
at Chase Bank of Texas, N.A., 2200 Ross Avenue, 3rd Floor, Dallas, Dallas County, Texas, 75201, in lawful money of the United States of America (or such other alternate currency as provided in the Credit Agreement), the principal sum of _______________________ ($_________) or so much thereof as may be advanced by
Bank to Borrower as the Revolving Credit Loan under the Credit Agreement (as defined below) and outstanding from time to time thereunder, together with interest on the outstanding principal balance as hereinafter defined.

     This promissory note (this "Note") has been executed and delivered by
                                 ----
Borrower pursuant to the terms of that certain Credit Agreement dated as of February 22, 1996, as amended by that certain First Amendment to Loan Documents (the "First Amendment") dated of even date herewith (as amended, the "Credit
      ---------------                                                 ------
Agreement") among Borrower, Guarantors, Bank, certain other Banks named therein
---------
and Agent. Unless otherwise defined herein, all terms defined in the Credit Agreement have the same respective meanings herein. This Note, together with any and all renewals, extensions or amendments hereto, is one of the Revolving Credit Notes provided for in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this Note, including provisions regarding optional prepayments, certain rights regarding reborrowing, defaults and the Bank's rights arising as a result of the occurrence thereof.

     Subject to the terms of the Credit Agreement, including without limitation Sections 2.3, 12.7 and 12.8 thereof, and as otherwise calculated in accordance with the Credit Agreement, the outstanding principal balance of this Note shall bear interest prior to maturity at a varying rate per annum from day to day equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Revolving Credit Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Revolving Credit Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the rate specified in clause (b) preceding had at all times been in effect. Each change in the rate of interest charged hereunder shall become effective, without notice to Borrower, upon the effective date of each change in the Applicable Revolving Credit Rate or the Maximum Rate, as the case may be.

                                                                          Page 1
                                         Revolving Credit Note (_______________)

     The principal of this Note shall be due and payable on the Termination Date. Accrued and unpaid interest on this Note shall be due and payable on each Interest Payment Date and at maturity. All past due principal and interest shall bear interest at the Default Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excessive interest in such respect is provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums evidenced hereby. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal amount of indebtedness evidenced by this Note; and if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and the Bank shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary payments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate. In addition to the foregoing, the Bank shall be permitted to cure any violation or alleged violation of applicable usury laws in any manner permitted by Chapter 303 of the Texas Finance Code.

     If the holder of this Note expends any effort in any attempt to enforce the payment of all or any part or installment of any such sum due such holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Borrower agrees to pay all collection costs and fees incurred by the holder of this Note, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Except for the notice provisions specifically set forth in the Credit Agreement, Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collection, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder of this Note. The holder of this Note similarly shall have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any said indebtedness, or to release any such party or any collateral securing this Note,

                                                                          Page 2
                                         Revolving Credit Note (_______________)
or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                    BANCTEC, INC., a
                                    Delaware corporation


                                    By:
                                       -----------------------------------
                                       Raghavan Rajaji
                                       Senior Vice President

                                                                          Page 3
                                         Revolving Credit Note (_______________)